UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
August 30, 2017
(Date of earliest event reported)

SOUTH JERSEY INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

New Jersey	1-6364	22-1901645
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 South Jersey Plaza, Folsom, New Jersey 08037
(Address of principal executive offices, including zip code)

(609) 561-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure

The following information is furnished pursuant to Item 7.01, “Regulation FD Disclosure.”

On August 28, 2017 South Jersey Industries, Inc. (SJI) declared a quarterly dividend of $0.2725 per share. The dividend is payable October 3, 2017 to shareholders of record at the close of business September 11, 2017.  A copy of the press release of August 30, 2017 announcing the declaration of the dividend is attached hereto as Exhibit 99 and hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Index

(99) Press release dated August 30, 2017, issued by South Jersey Industries, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTH JERSEY INDUSTRIES, INC.

Date: August 30, 2017	/s/ Stephen H. Clark
Stephen H. Clark
Executive Vice President & Chief Financial Officer